Materials for 2012 Guidance Conference Call November 3, 2011 1

Copyright © 2011 IHS Inc. All Rights Reserved. Safe harbor 2 Statements in this presentation that are not reported financial results or other historical information are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. They include, for example, statements about our business outlook, assessment of market conditions, anticipated trends in our business strategies, future plans, future sales, prices for our major products, capital spending, and tax rates. These forward-looking statements are not guarantees of future performance. They are based on management’s current expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. The risks and uncertainties relating to the forward-looking statements in this presentation include, but are not limited to, our ability to successfully integrate acquisitions and manage risks associated with changes in demand for our products and services as well as changes in our targeted industries, our ability to develop new products and services, pricing and other competitive pressures, changes in laws and regulations governing our business, and the other factors described under the caption “Risk Factors” in IHS Inc.’s most recent annual report on Form 10-K along with our other filings with the U.S. Securities and Exchange Commission. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements to conform our prior statements to actual results or revised expectations.

Copyright © 2011 IHS Inc. All Rights Reserved. We are reaffirming our 2011 guidance • Guidance assumes constant currencies and no further acquisitions or unanticipated events • For the year ending November 30, 2011, we expect: • All-in revenue in a range of $1.307 to $1.337 billion, • All in Adjusted EBITDA in a range of $399 to $407 million, and • Adjusted EPS between $3.33 and $3.43 per diluted share • Embedded in our revenue and Adjusted EBITDA guidance is the impact of operations discontinued in 2011 and unfavorable FX movements since our Q3 2011 earnings call: • Approximately $8.5 million of revenue and $2 million of Adjusted EBITDA will be reclassified to Discontinued Operations • FX impacts revenue by approximately $2.5 million and Adjusted EBITDA by approximately $1 million • These items should be considered when analyzing our 2011 guidance • Despite these items, our guidance reflects our expectations for 2011, and is a good example of why we provide guidance ranges 3

Copyright © 2011 IHS Inc. All Rights Reserved. Periodic reviews of our portfolio helps drive sustainable, profitable growth • Currently in the midst of a formal and structured review of our product portfolio • Focus on assessing the growth profile and strategic fit of our offerings • Offerings must be scalable and capable of delivering sustainable, profitable growth • When these 2 offerings are excluded from Q3 2011 performance, overall organic growth rate increases by more than a full point to 7% 4

Copyright © 2011 IHS Inc. All Rights Reserved. Discontinued Operations Detail FY 2010 FY 2011 Guidance Midpoint $ in millions except per share amounts All Operations(1) Discontinued Operations Recast for Disc Ops All Operations Discontinued Operations Recast for Disc Ops Revenue $1,075 ($17) $1,058 $1,322 ($9) $1,313 Adjusted EBITDA $325 ($7) $318 $403 ($2) $401 Earnings: Adjusted EPS $2.96 ($0.07) $2.89 $3.38 ($0.02) $3.36 5 (1) As reported in our 2010 Form 10-K filing.

Copyright © 2011 IHS Inc. All Rights Reserved. Thoughts about overall growth in 2012 • Foundation of our long-term growth will be the four growth drivers we’ve spoken about: Value Realization, Wallet Share, New Customers and New Products • Value Realization: 3-5% • Wallet Share: 2-3% • New Customers: 2-3% • New Products: 2-4% • 2012 organic growth guidance of 7-10% is at the lower end of our long-term growth goal of 9-15% • Reflects some caution due to the uncertain economic environment 6

Copyright © 2011 IHS Inc. All Rights Reserved. We are introducing our 2012 guidance • For the year ending November 30, 2012, we expect: • All-in revenue in a range of $1.50 to $1.55 billion, including an organic revenue growth expectation of 7-10% • All in Adjusted EBITDA in a range of $480 to $495 million, and • Adjusted EPS between $3.84 and $4.01 per diluted share • Guidance includes expected impact from 2011 discontinued operations • Expected cash contribution in 2012 to US pension plan is expected to impact 2012 Adjusted EBITDA by $9 million and is reflected in our guidance • Guidance assumes constant currencies and no further acquisitions, discontinued operations or unanticipated events 7

Copyright © 2011 IHS Inc. All Rights Reserved. 2011 2012 $ in millions except per share amounts Revenue Adjusted EBITDA Adjusted EPS Revenue Adjusted EBITDA Adjusted EPS Discontinued Operations ($8.5) ($2) ($8.5) ($2) Pension ($9) F/X ($2.5) ($1) Total Impact: ($11.0) ($3) ($0.03) ($8.5) ($11) ($0.11) 8 Summary of Expected Impacts due to Discontinued Operations, Pension, and F/X on Full-Year Financial Results